                                                                   EXHIBIT 10.47

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


                              DEVELOPMENT, LICENSE

                              AND SUPPLY AGREEMENT



                                     BETWEEN

                       GENESIS MEDICAL TECHNOLOGIES, INC.



                                       AND



                             INNERDYNE MEDICAL, INC.

                               TABLE OF CONTENTS

                                                                                           PAGE

ARTICLE 1         DEFINITIONS................................................................2
        1.1    "Affiliate"...................................................................2
        1.2    "Change of Control"...........................................................2
        1.3    "Development Costs"...........................................................2
        1.4    "Exclusive Field".............................................................2
        1.5    "FDA".........................................................................2
        1.6    "Genesis Technology"..........................................................2
        1.7    "Government Approval".........................................................2
        1.8    "InnerDyne Technology"........................................................3
        1.9    "Non-exclusive Field".........................................................3
        1.10   "Option Period"...............................................................3
        1.12   "Specifications"..............................................................3
        1.13   "Standard Costs"..............................................................3
        1.14   "System"......................................................................3
        1.15   "Territory"...................................................................3
ARTICLE 2         SPECIALIZED DEVICE DEVELOPMENT.............................................3
        2.1    Consultation Regarding Specialized Device.....................................3
        2.2    Specifications; Minimum Quantities; Ordering..................................4
        2.3    Free InnerDyne Devices........................................................5
        2.4    Reimbursement of Development Costs............................................5
        2.5    InnerDyne Determination.......................................................5
ARTICLE 3         MANUFACTURE AND SUPPLY OF SPECIALIZED DEVICES..............................6
        3.1    Obligations to Supply and Purchase............................................6
        3.2    Specifications................................................................6
        3.3    Manufacturing Practices.......................................................6
        3.4    Manufacture of Other System Components........................................7
ARTICLE 4         ORDERING AND FORECASTS.....................................................7

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                           PAGE
               (a)    7
        4.2    Delivery......................................................................8
        4.3    Acceptance....................................................................8
        4.4    Payment Terms.................................................................8
        4.6    Failure to Supply Specialized Device Forecasts................................9
ARTICLE 5         LICENSE; LICENSE FEES......................................................9
        5.1    Exclusive License Grant.......................................................9
        5.2    Non-Exclusive License Grant..................................................10
        5.3    Back-Up License Grant........................................................10
        5.4    License in the Event InnerDyne chooses not to Manufacture....................10
        5.5    Loss of Exclusivity..........................................................10
        5.6    Covenant Not to Sell InnerDyne Device in the Exclusive Field.................10
        5.7    License Fees.................................................................11
ARTICLE 6         REGULATORY MATTERS........................................................11
        6.1    Government Approval; InnerDyne Assistance....................................11
        6.2    Compliance...................................................................11
        6.3    Serious Injury Reporting.....................................................11
        6.4    Quality Systems Compliance...................................................12
        6.5    Product Recall...............................................................12
ARTICLE 7         TERM AND TERMINATION......................................................12
        7.1    Term.........................................................................12
        7.3    Material Breach..............................................................13
        7.4    Effect of Termination........................................................13
        7.5    Accrued Rights and Obligations...............................................13
        7.6    Confidential Information.....................................................13
        7.7    No Other Rights Upon Termination.............................................14
        7.8    Surviving Obligations........................................................14

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                           PAGE
ARTICLE 8         SPECIALIZED DEVICE WARRANTIES; LIMITATIONS OF LIABILITY...................14
        8.1    Specialized Device Warranty..................................................14
        8.2    Limitation of Liability......................................................14
        8.3    Disclaimer of Warranties.....................................................14
ARTICLE 9         INDEMNIFICATION...........................................................14
        9.1    Indemnification by InnerDyne.................................................15
        9.2    Indemnification by Genesis...................................................15
        9.3    Indemnification Procedure....................................................15
ARTICLE 10        INTELLECTUAL PROPERTY.....................................................15
        10.1   Ownership of Intellectual Property...........................................15
        10.2   Third Party Patent Infringement..............................................16
        10.3   Infringement of InnerDyne Technology.........................................16
ARTICLE 11        Confidential Information..................................................16
        11.1   Definition...................................................................16
        11.2   Nondisclosure Obligations; Exceptions........................................17
        11.3   Authorized Disclosure........................................................18
        11.4   Parties' Acknowledgment......................................................18
ARTICLE 12        REPRESENTATIONS AND WARRANTIES............................................18
        12.1   Representation and Warranties of Genesis.....................................18
        12.2   Representations and Warranties of InnerDyne..................................19
ARTICLE 13        MISCELLANEOUS.............................................................19
        13.1   Assignment...................................................................19
        13.2   Benefits and Binding Nature of Agreement.....................................19
        13.3   Entire Agreement.............................................................19
        13.4   Force Majeure................................................................20
        13.5   Notice.......................................................................20
        13.6   Choice of Law; Venue.........................................................20

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                           PAGE
        13.7   Waiver.......................................................................20
        13.8   Severability.................................................................20
        13.9   Rights and Remedies Cumulative...............................................20
        13.10  Independent Contractors......................................................21
        13.11  No Publicity.................................................................21
        13.12  Captions and Section References..............................................21
        13.13  Counterparts.................................................................21

                    DEVELOPMENT, LICENSE AND SUPPLY AGREEMENT


        This Development, License And Supply Agreement (the "Agreement") is made as of the 11th day of February, 2000 (the "Effective Date"), by and between Genesis Medical Technologies, Inc., a California corporation, with its principal place of business at 655 Mariners Island Boulevard, Suite 303, San Mateo, California 94404 ("Genesis") and InnerDyne, Inc., a Delaware corporation, with its principal place of business at 1244 Reamwood Avenue, Sunnyvale, California, 94089 ("InnerDyne"). Genesis and InnerDyne may be referred to herein individually as a "Party," and collectively, as "Parties."

                                    RECITALS

        WHEREAS, Genesis is in the business of developing, manufacturing and marketing minimally invasive medical devices to improve [***]; and

        WHEREAS, InnerDyne is in the business of developing, manufacturing and marketing minimally invasive surgical access products using radially expanding dilation technology ("R.E.D. Technology"); and

        WHEREAS, InnerDyne has developed certain technologies including radially expandable/dilatable access devices ("InnerDyne Devices") as part of its R.E.D. Technology; and

        WHEREAS, Genesis and InnerDyne desire to collaborate in the development of devices for [***], including radially expandable/dilatable access devices ("Specialized Devices") suitable for use with Genesis proprietary technology ("Genesis Technology," as further defined below); and

        WHEREAS, Genesis desires to potentially use the Specialized Devices with other components and Genesis Technology to create a system useful in [***] (the "System," as further defined below); and

        WHEREAS, in the event Genesis chooses to use such Specialized Devices to include in a System, and in the event InnerDyne provides Genesis a competitive quote for the manufacture of such Specialized Device, Genesis desires to purchase Specialized Devices from InnerDyne; and

        WHEREAS, in such events InnerDyne desires to supply Specialized Devices to Genesis;

        NOW, THEREFORE, in consideration of the foregoing premises and the covenants set forth below, the Parties hereby agree as follows:



[***] Confidential material redacted and filed separately with the Commission.

                                    AGREEMENT

                                    ARTICLE 1

                                   DEFINITIONS

        As used herein, the following terms shall have the following meanings:

        1.1 "AFFILIATE" shall mean any entity that directly or indirectly Owns, is Owned by or is under common Ownership with, a Party to this Agreement, where "Own" or "Ownership" means direct or indirect possession of greater than fifty percent (50%) of the outstanding voting securities of a corporation or a comparable equity interest in any other type of entity.

        1.2 "CHANGE OF CONTROL" shall mean a merger or acquisition of a Party, or sale of all or substantially all of a Party's assets.

        1.3 "DEVELOPMENT COSTS" shall mean InnerDyne's cost of materials, equipment (including dedicated tools and fixtures) and labor dedicated exclusively to developing Specialized Devices, and to assisting Genesis in the preparation of materials for Government Approval. For the sake of this definition, the cost of labor shall include the cost of all direct payroll employees providing direct labor, including the cost of such employees' health and dental insurance, 401K co-payments, paid time off, and applicable employee taxes.

        1.4 "EXCLUSIVE FIELD" shall mean the use of the Specialized Devices combined or not combined with other medical devices for: [***].

        1.5 "FDA" shall mean both the United States Food and Drug Administration and the California state Food and Drug Administration.

        1.6 "GENESIS TECHNOLOGY" shall mean any and all patents, know-how, technology, trade secrets, processes, data, methods and any physical, chemical or biological material or other information which Genesis owns, controls or has a license to, with the exception of InnerDyne Technology, relating to the development and manufacture of Specialized Devices and the System.

        1.7 "GOVERNMENT APPROVAL" shall mean any approvals, licenses, registrations or authorizations of any domestic or international federal, state or local regulatory agency, department, bureau or other government entity, necessary for the use, marketing, sale or distribution of the Specialized Device in the Territory.


[***] Confidential material redacted and filed separately with the Commission.
1.8

        "INNERDYNE TECHNOLOGY" shall mean any and all patents, know-how, technology, trade secrets, processes, data, methods and any physical, chemical or biological material or other information which InnerDyne owns, controls or has a license to relating to the R.E.D. Technology and the development and manufacture of InnerDyne Devices.

        1.9 "NON-EXCLUSIVE FIELD" shall mean the use of a Specialized Device for: [***].

        1.10 "OPTION PERIOD" shall mean a period of up to and including [***] from the Effective Date during which: (a) the Parties shall work to develop a Specialized Device; (b) InnerDyne shall determine if it wishes to manufacture Specialized Devices for Genesis; and (c) Genesis shall decide whether or not to purchase Specialized Devices from InnerDyne.

        1.11 "PURCHASE PRICE" shall mean the purchase price to be paid by Genesis for the Specialized Devices from InnerDyne, which shall equal [***].

        1.12 "SPECIFICATIONS" shall mean the final manufacturing specifications for the Specialized Device as provided by Genesis to InnerDyne and subsequently appended hereto as Exhibit A.

        1.13 "STANDARD COSTS" shall mean the direct labor costs and direct materials costs necessary to produce the Specialized Device, plus [***] of such direct labor costs as overhead. Such direct costs shall be calculated consistent with Generally Accepted Accounting Principles.

        1.14 "SYSTEM" shall mean Genesis' medical device(s) incorporating the Specialized Device.

        1.15 "TERRITORY" shall mean [***].

                                    ARTICLE 2

                         SPECIALIZED DEVICE DEVELOPMENT

        2.1 CONSULTATION REGARDING SPECIALIZED DEVICE. Within thirty (30) days from the Effective Date, the Parties shall meet to discuss Genesis' needs for a Specialized Device, and InnerDyne's ability to supply such Specialized Device. The Parties shall continue to discuss in good faith throughout the Option Period, the required characteristics for the Specialized Device and potential supply and demand of the Specialized Device, as appropriate.




[***] Confidential material redacted and filed separately with the Commission.

        2.2 SPECIFICATIONS; MINIMUM QUANTITIES; ORDERING.

               (a) At Genesis' request, InnerDyne shall develop and provide to Genesis a prototype Specialized Device corresponding to the mutually agreed upon characteristics and specifications of the Parties. Such prototype shall assist the Parties in setting specifications for a final Specialized Device. Genesis shall consult closely with InnerDyne concerning such specifications, but the final determination as to the Specifications shall be made by Genesis. In any event, the Specifications must be consistent with and provide for a Specialized Device which is capable of being manufactured by InnerDyne's processes. The Specifications shall be appended at Exhibit A and shall include, but not be limited to, [***] of Specialized Devices, and may also include [***]. Genesis shall provide InnerDyne with the Specifications soon after they are determined.

               (b) Concurrent with providing InnerDyne with the Specifications (the "Submission Date"), Genesis shall submit to InnerDyne Genesis' minimum Specialized Device needs for [***] (i.e., the minimum number of units Genesis commits to purchase [***]) (the "Minimum Quantity"). InnerDyne shall have the rights to accept or reject such Minimum Quantity in accordance with Section 2.5.

               (c) On the Submission Date Genesis will also deliver to InnerDyne a purchase order for such number of units as Genesis desires be delivered in the [***], along with a non-binding forecast of the numbers of units expected to be delivered over the following [***]. By a date no later than thirty (30) days before the second and each subsequent [***], Genesis will submit a purchase order for such number of units as Genesis desires be delivered in the second, or such subsequent, [***], in each case along with a non-binding forecast of the numbers of units projected to be ordered in the following [***]. All such purchase orders shall include price terms as provided in Section 1.11.

               (d) Prior to the first anniversary of the Submission Date the parties shall meet and review the actual Standard Costs, as may be adjusted due to any labor, material or other manufacturing cost decreases or overhead absorption improvements to date, or which may reasonably be realized in the following year. Immediately thereafter, Genesis shall submit to InnerDyne its Minimum Quantity for the [***], and prior to the anniversary of [***] shall submit its Minimum Quantity for each following [***]. InnerDyne then shall either accept or reject such Minimum Quantity as provided in Section 2.5. Where InnerDyne accepts such Minimum Quantity, Genesis will forecast and place purchase orders as described in (c) above.

               (e) In the event InnerDyne does not choose to supply the Specialized Devices as provided under Section 2.5(c), it nonetheless agrees to supply the Specialized Devices in such amount forecasted and ordered by Genesis for such period of time until Genesis, acting in good faith and with commercial diligence, has qualified a second source of manufacture of such Specialized Devices.


[***] Confidential material redacted and filed separately with the Commission.

        2.3 FREE INNERDYNE DEVICES. During the Option Period, InnerDyne shall supply to Genesis up to [***] standard InnerDyne Devices free of charge for Genesis' use in clinical trials. Genesis shall be responsible for all aspects of regulatory approvals related to such InnerDyne Devices supplied by InnerDyne under this sub-section for clinical trials. In addition, InnerDyne shall supply Genesis with reasonable quantities of rejected InnerDyne Devices for use in Genesis' product development process related to this Agreement.

        2.4 REIMBURSEMENT OF DEVELOPMENT COSTS. All development work on the Specialized Device to be performed by InnerDyne during the Option Period shall be mutually agreed upon in writing by the Parties and budgeted in advance. Genesis shall reimburse InnerDyne's actual documented Development Costs expended in developing the Specialized Device plus an additional amount equal to [***] of such documented Development Costs less the costs of any dedicated tools and fixtures, within thirty (30) days of delivery to Genesis of such documentation.

        2.5 INNERDYNE DETERMINATION.

               (a) Within ten (10) days of receiving the Specifications and Minimum Quantity and first [***] purchase order from Genesis (or, with respect to the second and any subsequent [***], the Minimum Quantity only), InnerDyne shall notify Genesis in writing as to whether or not it wishes to manufacture and supply the Specialized Devices meeting the Specifications and in quantities equal to at least the Minimum Quantity ("InnerDyne Determination").

               (b) If InnerDyne does wish to so supply the Specialized Devices for Genesis during the [***], it shall inform Genesis as to the Purchase Price then in effect. Genesis shall thereafter review it and determine during the Option Period if it wishes to engage InnerDyne to manufacture and supply Specialized Devices for Genesis. In the event Genesis chooses to engage InnerDyne to manufacture and supply Specialized Devices ("Affirmative Determination"), it shall so notify InnerDyne in writing before the expiration of the Option Period and the Parties shall begin the manufacturing and supply activities pursuant to ARTICLE 3. Thereafter, if InnerDyne wishes to supply the Specialized Devices for Genesis during the [***], based upon its determination under Section 2.5(a), the Purchase Price will be reviewed and adjusted, where appropriate, by the Parties in accordance with their determination of the Standard Costs under Section 1.13 and in light of anticipated cost and overhead absorption changes. Genesis shall thereafter review such Purchase Price applicable to [***], and determine if it wishes to engage InnerDyne to manufacture and supply the Specialized Devices for Genesis during [***]. In the event Genesis chooses to engage InnerDyne to manufacture and supply Specialized Devices ("Affirmative Determination"), it shall so notify InnerDyne promptly in writing.

               (c) In the event Genesis chooses not to engage InnerDyne to manufacture and supply Specialized Devices ("Negative Determination") for the [***], it shall so promptly notify InnerDyne in writing. Within ten (10) days of receipt of a Negative Determination, InnerDyne shall refund to Genesis the amount of [***], provided such amount has previously been paid by Genesis to InnerDyne pursuant to Section 5.7(b). This Agreement shall terminate within thirty (30) days of any Negative Determination.



[***] Confidential material redacted and filed separately with the Commission.

               (d) If InnerDyne does not wish to supply the Specialized Devices for Genesis meeting the Specifications and at the Minimum Quantity, and so notifies Genesis, or if InnerDyne fails to make an InnerDyne Determination within ten (10) days after receiving the Specifications and/or the Minimum Quantity, then the license granted to Genesis pursuant to Section 5.4 shall become immediately effective. InnerDyne shall also promptly instruct the escrow agent to release all Escrow Information pursuant to Section 4.6, and provide to Genesis or Genesis' designee sufficient information about raw materials, know-how, methods of manufacture and compositions to permit someone skilled in the art of manufacturing medical devices to practice the license granted herein. Genesis shall have no further commitment to InnerDyne.

                                    ARTICLE 3

                  MANUFACTURE AND SUPPLY OF SPECIALIZED DEVICES

        3.1 OBLIGATIONS TO SUPPLY AND PURCHASE. In the event of an Affirmative Determination, InnerDyne agrees to sell to Genesis, and Genesis agrees to buy from InnerDyne, on [***] basis, Minimum Quantity of the Specialized Devices, pursuant to purchase orders as issued in accordance with Section 2.2. Such [***] Minimum Quantity obligations shall first be met [***] from FDA approval of marketing the System in the U.S. InnerDyne shall allocate sufficient resources, capital equipment, materials, tools and labor to enable it to supply the Specialized Devices required by Genesis pursuant to its properly placed Purchase Orders. Unless either of the licenses granted in Sections 5.3 or 5.4 has become effective, Genesis shall have no right to manufacture or have manufactured Specialized Devices, and Genesis shall purchase its full requirements of such Specialized Devices solely from InnerDyne.

        3.2 SPECIFICATIONS. All Specialized Devices manufactured and supplied by InnerDyne shall conform to the Specifications. The Parties acknowledge that the Specifications may need to be refined and modified as the Parties gain experience with the manufacture, testing and use of the Specialized Device. Accordingly, the Parties agree to negotiate in good faith to modify Exhibit A from time to time as the Parties' experience with the manufacture, testing and use of the Specialized Device warrants. Each Specialized Device lot delivered to Genesis under this Agreement shall be accompanied by appropriate quality control documentation for such production lot, as required by applicable current FDA Quality Systems Regulations ("QSR") and ISO regulations, and as specified by Genesis and agreed to by the Parties.

        3.3 MANUFACTURING PRACTICES. All Specialized Devices shall be manufactured in accordance with applicable current QSR standards promulgated by the FDA, as well as in accordance with those promulgated by other regulatory agencies in the Territory, including but not limited to, those of [***]. The Specialized Devices shall be manufactured in a facility registered with and approved for such purpose by the FDA, or in the case of jurisdictions outside the United States, approved by the relevant regulatory agency. InnerDyne shall not implement any change in the manufacturing process relating to the Specialized Device which would materially and/or adversely affect the quality of the Specialized Devices, or which would affect regulatory approval. Before InnerDyne makes any such change in the manufacturing process, it must first notify Genesis, and obtain Genesis' written approval. Genesis and its agents


[***] Confidential material redacted and filed separately with the Commission.

shall have the right to conduct audits during the term of this Agreement upon reasonable notice of InnerDyne's manufacturing facilities to verify InnerDyne's compliance with such QSR and other regulatory regulations; provided, however, that such audits shall not occur more than [***] a twelve (12)-month period. In the event of significant manufacturing problems, product complaints, quality control problems or other problems affecting the quality or supply of Specialized Devices, the frequency of such audits may be increased upon reasonable notice to InnerDyne.

        3.4 MANUFACTURE OF OTHER SYSTEM COMPONENTS. Genesis shall manufacture or have manufactured any components other than the Specialized Device comprising the System. In the event Genesis desires InnerDyne to manufacture any such components for Genesis, it shall notify InnerDyne, and InnerDyne shall consider in good faith manufacturing such components for Genesis.

                                    ARTICLE 4

                             ORDERING AND FORECASTS

        4.1 ORDERS.

               (a) Subject to an Affirmative Determination by Genesis and the receipt of FDA marketing approval of the System, before or within sixty (60) days after Genesis' receipt of the FDA marketing approval, Genesis shall provide to InnerDyne the initial purchase order for Specialized Devices under Section
2.2. InnerDyne agrees to use best commercial efforts to deliver such Specialized Devices as soon as practicable thereafter, but in no event later than sixty (60) days after the date of such order, or as otherwise agreed in writing between the parties.

               (b) Purchase orders subsequent to the initial purchase order shall be placed [***], in accordance with Section 2.2 (each a "Purchase Order"). InnerDyne will accept any Purchase Order from Genesis, or, in the event of unanticipated difficulties, InnerDyne will negotiate with Genesis a new delivery schedule for such Purchase Order and accept such revised Purchase Order, within five (5) days after receipt of such Purchase Order at its principal place of business. Notwithstanding the foregoing, following the acceptance of any Purchase Order, Genesis may reduce or increase the number of Specialized Device units requested in each [***] of such Purchase Order by up to [***] by notifying InnerDyne in writing of the exact reduction or increase desired, no later than sixty (60) days prior to the delivery date requested in the original Purchase Order, provided, however, that by the end of the relevant [***] period, Genesis will have nonetheless ordered the Minimum Quantity amount for such [***] period, subject to Section 4.5.

        4.2 DELIVERY. InnerDyne shall use diligent efforts, consistent with its other shipment obligations and manufacturing capacity, to ship all Specialized Devices ordered by Genesis on or before the requested shipment date, to the extent such date is at least sixty (60) days after the date InnerDyne accepts the Purchase Order for such shipment. The shipping and packaging method used will be at the discretion of InnerDyne, subject to written approval of Genesis, but shall be sufficient to ensure that the Specialized Devices will meet the Specifications after transit.


[***] Confidential material redacted and filed separately with the Commission.

Deliveries shall be made FCA InnerDyne's facility (ICC Incoterms 1990) and shall be shipped to Genesis' address as set forth in this Agreement, or as otherwise directed by Genesis in writing. All Specialized Devices will be shipped by InnerDyne freight collect, or if prepaid, such freight will be subsequently billed to Genesis. If required, InnerDyne will insure the shipments against damage to or loss of Specialized Devices and will subsequently bill Genesis for such shipping insurance. Genesis will reimburse InnerDyne for shipping and insurance expenses, if any, within thirty (30) days after the date of such invoices.

        4.3 ACCEPTANCE. The Parties agree that at such time as an inspection protocol is mutually agreed upon (the "Inspection Protocol") it shall be appended to this Agreement as Exhibit B. Genesis shall inspect, using the Inspection Protocol, all Specialized Device shipments promptly upon receipt thereof at the shipping destination and may reject any Specialized Device units which fail to comply with the Specialized Device warranty set forth in Section
8.1. Specialized Device Units not rejected by written notification to InnerDyne within thirty (30) days after receipt by Genesis shall be deemed to have been accepted. Rejected goods shall be returned freight prepaid to InnerDyne within ten (10) days after rejection. As promptly as possible after receipt by InnerDyne of properly rejected goods, InnerDyne shall, at InnerDyne's option,
(i) replace the rejected goods at InnerDyne's expense, or (ii) grant Genesis a credit for such rejected goods equal to the price paid therefor. The Party shipping the goods pursuant to this Section 4.3 shall bear the entire risk of loss for goods during shipment. Any insurance proceeds payable in respect of any loss incurred shall be paid to the Party bearing the risk of loss for such goods to the extent of the loss incurred thereof. For properly rejected goods, InnerDyne will prepay transportation charges back to Genesis and shall reimburse Genesis for any reasonable costs of transportation for returning such goods; for all other goods, Genesis shall pay transportation charges in both directions.

        4.4 PAYMENT TERMS. Payments for each shipment of Specialized Devices shall be due within thirty (30) days after the date of Genesis' receipt and acceptance of the relevant shipment of Specialized Devices.

        4.5 FAILURE TO MEET SPECIALIZED DEVICE MINIMUMS. Any failure by Genesis to purchase the agreed upon Minimum Quantity during the [***] period after the FDA marketing approval of the System, and during any [***] period thereafter, shall be deemed a material breach by Genesis, subject to Section 7.3(a); provided, however, that where Genesis has purchased at least [***] of the Minimum Quantity, or purchases up to that percentage during the sixty (60) day cure period provided under Section 7.3(a), Genesis shall have the option to pay to InnerDyne an amount equal to the "Foregone Gross Profit" for that percentage of the Minimum Quantity which Genesis failed to purchase, which amount shall be due to InnerDyne within thirty (30) days after the end of such sixty (60) day cure period. "Foregone Gross Profit shall mean the product of: (a) the number of Specialized Devices that Genesis would have had to purchase for the [***] to meet the Minimum Quantity; and (b) the Purchase Price for such quantity, less InnerDyne's Standard Costs.

        4.6 FAILURE TO SUPPLY SPECIALIZED DEVICE FORECASTS.


[***] Confidential material redacted and filed separately with the Commission.

               (a) Within ninety (90) days of an Affirmative Determination, InnerDyne shall provide to a third party, who shall be a mutually acceptable escrow agent, sufficient information about and documentation of raw materials, know-how, methods of manufacture, compositions, relevant quality control procedures, and regulatory documentation ("Escrow Information") to permit someone skilled in the art of manufacturing medical devices to practice the license granted in Section 5.3. From time to time InnerDyne shall deposit with the escrow agent updated Escrow Information as such Escrow Information changes or accumulates. The Parties shall enter into an agreement with such third party escrow agent at Genesis' cost providing, among other things, that the Escrow Materials be released to Genesis in the event that (a) InnerDyne elects not to manufacture and supply under Section 2.5(c); or fails to supply pursuant to
Section 4.6(b) as provided below.

               (b) In the event InnerDyne is unable to supply Genesis' binding forecasted Specialized Device Units by a shortfall of greater than [***], it shall immediately notify Genesis. Such a failure shall be deemed a material breach by InnerDyne. At such time, Genesis may, at its sole election, either:
(a) work with InnerDyne to find a mutually agreeable solution to the supply shortfall; (b) immediately exercise the license in Section 5.3; or (c) terminate this Agreement. In the event that Genesis elects to terminate this Agreement pursuant to subsection 4.6(b)(c), and less than [***] has elapsed since the Effective Date, InnerDyne shall return to Genesis the fee set forth under
Section 5.7(b) of [***]. In the event Genesis elects to exercise the license in
Section 5.3, InnerDyne shall promptly assist Genesis in fully transferring any and all other information or technology relating to Specialized Device manufacturing (that has not already been escrowed) to Genesis or to Genesis' sublicensee or agent, as the case may be.

                                    ARTICLE 5

                              LICENSE; LICENSE FEES

        5.1 EXCLUSIVE LICENSE GRANT. Subject to the terms and conditions of this Agreement, InnerDyne hereby grants to Genesis, an exclusive (subject to Section 5.5), even as to InnerDyne, royalty-free license under InnerDyne Technology, to use, market, sell and distribute Specialized Devices in the Exclusive Field in the Territory.

        5.2 NON-EXCLUSIVE LICENSE GRANT. Subject to the terms and conditions of this Agreement, InnerDyne hereby grants to Genesis a non-exclusive, royalty-free license under InnerDyne Technology to use, market, sell and distribute Specialized Devices in the Non-Exclusive Field in the Territory.

        5.3 BACK-UP LICENSE GRANT. Subject to an Affirmative Determination, and to Sections 3.1 and Section 4.6, InnerDyne hereby grants Genesis a worldwide, royalty-bearing, perpetual license (with the right to sublicense) under the InnerDyne Technology to make and have made Specialized Devices, exclusively for the Exclusive Field and non-exclusively for the Non-Exclusive Field. Such royalty shall not exceed [***] of Genesis' or Genesis' sublicensee's fully-burdened cost of manufacturing the Specialized Device. In the event of a Change of Control of InnerDyne, the royalty owed to InnerDyne by Genesis for exercising the


[***] Confidential material redacted and filed separately with the Commission.

license under this Section 5.3, shall decrease to [***] of Genesis' or Genesis' sublicensee's fully-burdened cost of manufacturing Specialized Devices. The Parties agree that Genesis shall have the exclusive right to access and use the Escrow Information deposited into escrow to practice the license granted hereunder.

        5.4 LICENSE IN THE EVENT INNERDYNE CHOOSES NOT TO MANUFACTURE. In the event InnerDyne chooses not to manufacture the Specialized Devices pursuant to
Section 2.5(d), InnerDyne hereby grants Genesis a worldwide, royalty-bearing license (with the right to sublicense) under the InnerDyne Technology to make and have made Specialized Devices exclusively for the Exclusive Field and non-exclusively for the Non-Exclusive Field. Such royalty shall equal [***] of Genesis' or Genesis' sublicensee's fully-burdened cost of manufacturing the Specialized Device. In the event of a Change of Control of InnerDyne, the royalty owed to InnerDyne by Genesis for exercising the license under this
Section 5.4, shall decrease to [***] of Genesis' or Genesis' sublicensee's fully-burdened cost of manufacturing Specialized Devices.

        5.5 LOSS OF EXCLUSIVITY. In the event InnerDyne undergoes a Change of Control, the license granted to Genesis in Section 5.1, shall become exclusive to Genesis except as to the successor entity affecting the Change of Control.

        5.6 COVENANT NOT TO SELL INNERDYNE DEVICE IN THE EXCLUSIVE FIELD. During the term of this Agreement, InnerDyne hereby covenants not to make, use, sell, or distribute any InnerDyne Device in the Exclusive Field other than in the event of an InnerDyne Change of Control, where InnerDyne or its successor may make, use, sell, distribute or have made, have sold or have distributed an InnerDyne Device in such Exclusive Field. InnerDyne hereby also covenants that it shall not knowingly provide or enter into a contract to provide any InnerDyne Device to any third party for commercial sale, distribution or use in the Exclusive Field, with the proviso that Genesis shall have the burden of notifying InnerDyne and providing InnerDyne with reasonably sufficient evidence that an InnerDyne Device is being sold, distributed or used in the Exclusive Field. Genesis shall waive any claim for damages against InnerDyne under this provision to the extent that such damages have accrued prior to Genesis' notification of InnerDyne of the unapproved sales or use of the InnerDyne Device in the Exclusive Field.

        5.7 LICENSE FEES. In consideration for the licenses granted in this Agreement, Genesis shall pay InnerDyne license fees as follows:

               (a) [***] upon the Effective Date;

               (b) [***] upon the earlier of the [***] anniversary of this Agreement, or [***] after [***].






[***] Confidential material redacted and filed separately with the Commission.

In the event this Agreement is terminated prior to the expiration of the Option Period, InnerDyne shall promptly refund to Genesis any and all license fee amounts paid to InnerDyne over [***].

                                    ARTICLE 6

                               REGULATORY MATTERS

        6.1 GOVERNMENT APPROVAL; INNERDYNE ASSISTANCE. At any time before and up to ninety (90) days after an Affirmative Determination, unless such ninety (90) day limitation is not possible due to the requirement by the FDA of clinical testing, or as otherwise agreed to in writing by both parties, Genesis shall file with the Food and Drug Administration (the "FDA") a Premarket Notification 510(k), as well as file all other filings necessary to obtain Government Approval for the intended marketing and sale of the Specialized Device as part of the System in the Territory. InnerDyne will furnish Genesis with such assistance and cooperation as may reasonably be requested in connection with securing any such Government Approvals. Genesis shall reimburse InnerDyne the actual documented Development Costs expended in assisting Genesis in connection with obtaining any Governmental Approval at InnerDyne's documented Development Costs plus an additional amount equal to [***] of such documented Development Costs less the costs of any dedicated tools and fixtures .

        6.2 COMPLIANCE. InnerDyne shall conduct its efforts under this Agreement in compliance with all applicable regulatory requirements governing the development and manufacture of medical devices for each country in the Territory. InnerDyne shall comply with Genesis' requests for the provision of information necessary or useful for Genesis to comply with any medical device reporting requirements in the Territory.

        6.3 SERIOUS INJURY REPORTING. Either Party shall advise the other Party, by telephone or confirmed facsimile, immediately but not later than twenty-four
(24) hours after it becomes aware of any serious injury from the use of the Specialized Device or malfunction of the Specialized Device. Such advising Party shall provide the other Party with a written report delivered by confirmed facsimile and U.S. mail of any reported serious injury or malfunction, stating the full facts known to it, including, but not limited to, customer name, address, telephone number and instrument, and lot or serial number, as appropriate. Genesis, or as agreed in Section 6.4, shall investigate and confirm any reported serious injury and shall be responsible for reporting and compliance under applicable medical device reporting regulations.

        6.4 QUALITY SYSTEMS COMPLIANCE. In the event of an Affirmative Determination, InnerDyne: (a) will manufacture the Specialized Device in compliance with FDA Quality System Regulation (QSR) and other federal, state and FDA requirements applicable to medical device manufacture; (b) will maintain compliance with current ISO 9001 et seq. requirements and any future amendments;
(c) will maintain compliance with European Commission EN46000 et seq. regulations applicable to the design and manufacture of medical devices; (d) will comply with applicable requirements of any other regulatory bodies having jurisdiction over the development and manufacture of the Specialized Device and System. Within thirty (30) days of the Effective Date, the Parties shall mutually agree upon a quality system matrix ("Quality System Matrix")


[***] Confidential material redacted and filed separately with the Commission.

allocating between the Parties individual responsibilities for the development of the Specialized Device in compliance with quality system regulations. Within thirty (30) days of an Affirmative Determination, the Parties shall mutually agree upon a Quality System Matrix allocating between the Parties individual responsibilities for the marketing and supply of the Specialized Device in compliance with quality system regulations. Genesis, the FDA and other regulatory authorities may inspect InnerDyne's facilities, procedures and records relating to the manufacture of Specialized Devices at reasonable times and upon reasonable notice.

        6.5 PRODUCT RECALL. If either Party believes or is notified that a recall of any Specialized Device is desirable or required by law, it will promptly notify the other Party. The Parties will then discuss reasonably and in good faith whether such recall is appropriate or required and the manner in which any mutually agreed recall shall be handled. This Section 6.5 shall not limit the obligations of either Party under law with respect to recall of Specialized Devices required by law or properly mandated by governmental authority. In the event of a voluntary recall, the Party initiating the recall shall bear the expenses incurred in connection with the voluntary recall. In the event of a mandatory recall, the Party responsible for causing the recall shall bear the expenses incurred in connection with the mandatory recall. InnerDyne shall bear the expenses incurred for any failure of the Specialized Device to meet Specifications due to manufacturing flaws.

                                    ARTICLE 7

                              TERM AND TERMINATION

        7.1 TERM. This Agreement shall commence on the Effective Date and shall remain in full force and effect until any InnerDyne patents used in the Specialized Devices have expired ("Term"), unless earlier terminated as provided herein.

        7.2 EARLY TERMINATION BY GENESIS. Genesis may terminate this Agreement during the Option Period for any or no reason, upon [***] days' prior written notice to InnerDyne, in which case Genesis shall compensate InnerDyne for all costs incurred through the effective date of termination as provided for in
Section 2.4.

        7.3 MATERIAL BREACH.

               (a) MATERIAL BREACH BY GENESIS.

                      (i) Except as provided in Section 4.5, any failure by Genesis to purchase the applicable Minimum Quantity in a given [***] period after FDA marketing approval of the System and Affirmative Determination, which failure is not cured within the sixty (60)-day period following the end of such [***] period, shall be deemed a material breach of this Agreement and InnerDyne shall have the right to terminate this Agreement.

                      (ii) With respect to any material breach of any of the terms of this Agreement by Genesis other than as described in Section 7.3(a)(i) above, InnerDyne shall have


[***] Confidential material redacted and filed separately with the Commission.

the right to terminate this Agreement immediately upon written notice, or, in the case of a breach capable of remedy, which such breach shall not have been remedied within sixty (60) days after the receipt by Genesis of written notice specifying the breach and requiring its remedy, upon expiration of such cure period.

               (b) MATERIAL BREACH BY INNERDYNE. Genesis shall have the right to terminate this Agreement immediately upon written notice if InnerDyne commits any material breach of any of the terms of this Agreement which, in the case of a breach capable of remedy, shall not have been remedied within sixty (60) days after the receipt by InnerDyne of written notice specifying the breach and requiring its remedy. All licenses granted pursuant to this Agreement shall survive any such termination for the duration of the Term.

        7.4 EFFECT OF TERMINATION. Upon the termination of this Agreement, the following shall occur:

               (a) TERMINATION OF LICENSES. Except as otherwise provided in
Section 7.3(b), the licenses set forth in ARTICLE 5 shall terminate and Genesis shall immediately discontinue all marketing, sales and distribution of the Specialized Device in the Territory. Notwithstanding the foregoing, Genesis shall have the right to sell any Specialized Devices remaining in inventory.

        7.5 ACCRUED RIGHTS AND OBLIGATIONS. The rights of either Party which may have accrued up to the date of such termination shall not be affected, and Genesis shall not be relieved of any obligation for any sums due to InnerDyne for development costs as per Section 2.4 and for Specialized Devices covered by Purchase Orders accepted prior to termination and due to be delivered within the ninety (90) day period following the effective date of such termination (including any amount due but not yet paid, with all such amounts being nonrefundable and not subject to any setoff or similar right).

        7.6 CONFIDENTIAL INFORMATION. Each Party shall return to the other or destroy, at the other Party's instruction, all Confidential Information of the other Party, with the exception of records required to be maintained to be in compliance with FDA or other governmental regulations.

        7.7 NO OTHER RIGHTS UPON TERMINATION. Neither Party hereto shall be responsible to the other for compensation, damages, or otherwise by reason of termination of this Agreement, except for termination due to material breach pursuant to Section 7.3, at any time, except as provided herein.

        7.8 SURVIVING OBLIGATIONS. Termination of this Agreement shall not relieve either Party of its obligations under Sections ARTICLEs 8, 9, 10, 11 and 12 hereof.

                                    ARTICLE 8

             SPECIALIZED DEVICE WARRANTIES; LIMITATIONS OF LIABILITY

        8.1 SPECIALIZED DEVICE WARRANTY. InnerDyne warrants that the Specialized Devices supplied by InnerDyne under this Agreement will be of merchantable quality, will conform to the Specialized Device Specifications and will be manufactured in accordance with QSRs, ISO 9001 et seq., EN46000 et seq. and other applicable regulations. In no event shall InnerDyne be liable under this Agreement for any failure of any Specialized Device to meet the Specialized Device Specifications due to improper use, storage or shipment by Genesis or anyone receiving the Specialized Device directly or indirectly from Genesis.

        8.2 LIMITATION OF LIABILITY. EXCEPT AS TO DAMAGES ARISING PURSUANT TO
SECTION 5.6, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS, REVENUE, DATA OR USE, INCURRED BY THE OTHER PARTY, WHETHER IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

        8.3 DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY PROVIDED FOR IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTIES TO THE OTHER OR TO ANY THIRD PARTY, AND EACH PARTY EXPRESSLY DISCLAIMS ANY SUCH WARRANTIES, WHETHER EXPRESS OR IMPLIED, RELATING TO THE SPECIALIZED DEVICES, THE PARTIES' RESPECTIVE TECHNOLOGY, OR OTHERWISE RELATING TO THIS AGREEMENT, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT.

                                    ARTICLE 9
                                 INDEMNIFICATION

        9.1 INDEMNIFICATION BY INNERDYNE. InnerDyne agrees to and hereby does indemnify and hold Genesis harmless from and against all third-party claims, damages, losses, costs and expenses, including reasonable attorney's fees, which Genesis may incur by reason of any Specialized Devices sold or furnished by InnerDyne which result in injury, illness or death of any person, to the extent that such claims arise out of or result from the failure of the Specialized Device to meet the Specialized Device warranty set forth in Section 8.1, or the recklessness, gross negligence, or willful misconduct of InnerDyne or its officers, employees or agents.

        9.2 INDEMNIFICATION BY GENESIS. Genesis agrees to and hereby does indemnify and hold InnerDyne harmless from and against all third-party claims, damages, losses, costs and expenses, including reasonable attorney's fees, which InnerDyne may incur to the extent that such claims arise out of or result from
(i) the sale or other distribution of Specialized Devices by Genesis or use by any purchasers, (ii) any representation made or warranty given by Genesis with respect to the Specialized Device, (iii) the manufacture, sale or use of any product which is not supplied by InnerDyne and which is sold or combined by Genesis with a Specialized Device, or

(iv) the recklessness, gross negligence, or willful misconduct of Genesis or Genesis' officers, employees or agents.

        9.3 INDEMNIFICATION PROCEDURE. The Party seeking indemnification under this ARTICLE 9 (the "Indemnified Party") shall (i) give the other Party (the "Indemnifying Party") notice of the relevant claim, (ii) cooperate with the Indemnifying Party, at the Indemnifying Party's expense, in the defense of such claim, and (iii) give the Indemnifying Party the right to control the defense and settlement of any such claim, except that the Indemnifying Party shall not enter into any settlement that affects the Indemnified Party's rights or interest without the Indemnified Party's prior written approval. The Indemnified Party shall have no authority to settle any claim on behalf of the Indemnifying Party.

                                   ARTICLE 10
                              INTELLECTUAL PROPERTY

        10.1 OWNERSHIP OF INTELLECTUAL PROPERTY.

               (a) Genesis shall retain all of its rights, title and interest in and to and ownership of all Genesis Technology. InnerDyne shall retain all of its rights, title and interest in and to and ownership of all InnerDyne Technology.

               (b) Any intellectual property, whether or not patentable, developed by either Genesis or InnerDyne during the Option Period and the Term of this Agreement related to Specialized Devices ("Specialized Device Inventions") shall be promptly disclosed to the other Party. InnerDyne shall own all such Specialized Device Inventions, provided however, that all such Specialized Device Inventions are subject to the licenses granted to Genesis under ARTICLE 5. Genesis hereby assigns all of its rights, title and interest in and to such Specialized Device Inventions to InnerDyne.

        10.2 THIRD PARTY PATENT INFRINGEMENT.

               (a) INDEMNIFICATION AND SECURING CONTINUED RIGHTS. In the event a System becomes the subject of a claim for patent or other proprietary right infringement anywhere in the world by virtue of the incorporation of the Specialized Device therein, the Parties shall promptly give notice to one another. InnerDyne shall indemnify and hold Genesis harmless from and will defend Genesis against any action brought against Genesis to the extent that the action is based on a claim that the use or sale of the Specialized Device (as such infringing portion of the Specialized Device corresponds to the InnerDyne Device unmodified by the Parties under this Agreement) infringes any patent or other proprietary rights of any third party, but in no event shall InnerDyne indemnify Genesis for actions under this Section 10.2(a) in an aggregate of [***]. In addition, in such event InnerDyne shall, either alone or with Genesis, at Genesis' election, and at InnerDyne's sole expense: (a) engage in negotiations with such third party with a view to settling any such infringement suit; (b) obtain for Genesis all licenses and other rights to continue using and selling the System incorporating the Specialized


[***] Confidential material redacted and filed separately with the Commission.

Device; or (c) otherwise assist Genesis in connection with resolving any such infringement and securing Genesis' rights to use and sell the Specialized Device.

               (b) NO MINIMUM OBLIGATIONS. Notwithstanding anything in this Agreement to the contrary, Genesis shall be under no obligation to purchase the Specialized Device for sale in the Territory if such Specialized Device has been held to infringe a third party patent by a court or other tribunal of competent jurisdiction in the Territory.

        10.3 INFRINGEMENT OF INNERDYNE TECHNOLOGY. In the event InnerDyne or Genesis becomes aware of any actual or threatened infringement of any InnerDyne Technology, that Party shall promptly notify the other. InnerDyne shall have the first right to bring, at its own expense, any infringement action against any person or entity infringing the InnerDyne Technology directly or contributorily. Genesis shall cooperate with InnerDyne as reasonably requested, at InnerDyne's expense. Any and all amounts recovered with respect to such an infringement action shall be retained by InnerDyne. In the event InnerDyne is unable or unwilling to commence an action against the alleged infringer within one-hundred and twenty (120) days of the date of InnerDyne's becoming aware of such infringement, Genesis may, but shall not be required to, prosecute the alleged infringement or threatened infringement. In such event Genesis shall act in its own name and at its own expense. In the event of such action by Genesis, any recovery obtained shall be retained by Genesis.

                                   ARTICLE 11

                            CONFIDENTIAL INFORMATION

        11.1 DEFINITION. For purposes of this Agreement, "Confidential Information" shall mean, subject to the limitations set forth in Section 11.2 below, all information received by one Party from the other Party during the term of this Agreement. In particular, Confidential Information shall be deemed to include, but not be limited to, any technology, know-how, processes, patent application or drawing or potential patent claim disclosed by the other Party or derived from information thus disclosed, and any trade secret, invention, idea, process, formula or test data relating to any research project, work in process, future development, engineering, manufacturing, regulatory, marketing, servicing, financing or personnel matter relating to the disclosing Party, its present or future products, sales, suppliers, clients, customers, employees, investors or business, whether in oral, written, graphic or electronic form.

        11.2 NONDISCLOSURE OBLIGATIONS; EXCEPTIONS. During the term of this Agreement, and for a period of five (5) years after termination thereof, each Party will maintain all Confidential Information in trust and confidence and will not disclose any Confidential Information to any third party or use any Confidential Information for any unauthorized purpose. Each Party may use such Confidential Information only to the extent required to accomplish the purposes of this Agreement. Confidential Information shall not be used for any purpose or in any manner that would constitute a violation of any laws or regulations, including without limitation the export control laws of the United States. Confidential Information shall not be reproduced in any form except as required to accomplish the intent of this Agreement. No Confidential Information shall be disclosed to any employee, agent, consultant, Affiliate, or sublicensee who does not have a need for such information. To the extent that disclosure is authorized by this Agreement, the disclosing Party will obtain prior agreement from its employees, agents, consultants, Affiliates or sublicensees to whom disclosure is to be made to hold in confidence and not make use of such information for any purpose other than those permitted by this Agreement. Each Party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own to ensure that such employees, agents and consultants do not disclose or make any unauthorized use of the Confidential Information. Each Party will promptly notify the other upon discovery of any unauthorized use or disclosure of the Confidential Information.

        Confidential Information shall not include any information which:

               (a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving Party, generally known or available;

               (b) is known by the receiving Party at the time of receiving such information, as evidenced by its written records;

               (c) is hereafter furnished to the receiving Party by a third Party, as a matter of right and without restriction on disclosure;

               (d) is independently developed by the receiving Party without any breach of this Agreement; or

               (e) is the subject of a written permission to disclose provided by the disclosing Party.

        The Parties agree that the material financial terms of the Agreement will be considered Confidential Information of both Parties. The Parties also agree that this Agreement will not be announced in any manner, except as required by regulatory bodies.

        11.3 AUTHORIZED DISCLOSURE. Notwithstanding any other provision of this Agreement, each Party may disclose Confidential Information if such disclosure:

               (a) is in response to a valid order of a court or other governmental body of the United States or any political subdivision thereof; provided, however, that the responding Party shall first have given notice to the other Party hereto and shall have made a reasonable effort to obtain a protective order requiring that the Confidential Information so disclosed be used only for the purposes for which the order was issued;

               (b) is otherwise required by law; or

               (c) is otherwise necessary to file or prosecute patent applications, prosecute or defend litigation or comply with applicable governmental regulations or otherwise establish rights or enforce obligations under this Agreement, but only to the extent that any such disclosure is necessary.

               (d) is to a consultant or contractor of Genesis, where such consultant or contractor is bound under a binder of confidentiality equivalent in scope of ARTICLE 11 herein.

        11.4 PARTIES' ACKNOWLEDGMENT. The Parties hereby expressly acknowledge that [***] was the inventor of [***] and has knowledge of [***] information that was not obtained by disclosure of InnerDyne under this Agreement. The Parties agree that such information is not governed by this ARTICLE 11.

                                   ARTICLE 12

                         REPRESENTATIONS AND WARRANTIES

        12.1 REPRESENTATION AND WARRANTIES OF GENESIS. Genesis hereby represents and warrants as follows:

               (a) CORPORATE POWER. Genesis is duly organized and validly existing under the laws of the state of California and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

               (b) DUE AUTHORIZATION. Genesis is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.

               (c) BINDING AGREEMENT. This Agreement is a legal and valid obligation binding upon Genesis and is enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by Genesis does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it.

        12.2 REPRESENTATIONS AND WARRANTIES OF INNERDYNE. InnerDyne hereby represents and warrants as follows:

               (a) CORPORATE POWER. InnerDyne is duly organized and validly existing under the laws of the state of Delaware and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

               (b) DUE AUTHORIZATION. InnerDyne is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.

               (c) BINDING AGREEMENT. This Agreement is a legal and valid obligation binding upon InnerDyne and is enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by InnerDyne does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it.


[***] Confidential material redacted and filed separately with the Commission.

                                   ARTICLE 13

                                  MISCELLANEOUS

        13.1 ASSIGNMENT. Except as otherwise provided herein, neither Party may assign its rights or delegate its duties under this Agreement without the prior written consent of the other; provided, however, that each Party may, without such consent, assign this Agreement to any Affiliate or any successor by merger or sale of substantially all of its business units to which this Agreement relates. Any attempted assignment or delegation in contravention of the foregoing shall be void and of no effect.

        13.2 BENEFITS AND BINDING NATURE OF AGREEMENT. In the case of any permitted assignment of this Agreement, this Agreement or the relevant provisions shall be binding upon, and inure to the benefit of, the successors, executors, heirs, representatives, administrators and assigns of the Parties hereto.

        13.3 ENTIRE AGREEMENT. This Agreement, together with the exhibits and schedules attached and referenced herein, embodies the final, complete and exclusive understanding between the Parties, and replaces and supersedes all previous agreements, understandings or arrangements between the Parties with respect to its subject matter. No modification or waiver of any terms or conditions hereof, nor any representations or warranties shall be of any force or effect unless such modification or waiver is in writing and signed by an authorized officer of each Party hereto.

        13.4 FORCE MAJEURE. Neither Party shall be liable to the other for its failure to perform any of its obligations under this Agreement, except for payment obligations, during any period in which such performance is delayed because of, or rendered impracticable or impossible due to, circumstances beyond its reasonable control, provided that the Party experiencing the delay promptly notifies the other of the delay.

        13.5 NOTICE. All notices concerning this Agreement shall be written in the English language and shall be deemed to have been received (a) two (2) days after being properly sent by commercial overnight courier, or (b) one (1) day after being transmitted by confirmed facsimile, in each case addressed to the address below:

               If to Genesis:
               Genesis Medical Technologies, Inc.
               655 Mariners Island Boulevard, Suite 303
               San Mateo, CA 94404
               Fax:

               If to InnerDyne:
               InnerDyne Medical, Inc.
               1244 Reamwood Avenue
               Sunnyvale, CA 94089

               Fax:

        13.6 CHOICE OF LAW; VENUE. This Agreement is made in accordance with and shall be governed and construed under the laws of the State of California, excluding its choice of law rules. Any claim or controversy arising out of or related to this Agreement or any breach hereof shall be submitted to the appropriate State Court or United States Federal Court in or for Santa Clara County the State of California, and each Party hereby consents to the jurisdiction and venue of such court.

        13.7 WAIVER. Any waiver (express or implied) by either Party of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach.

        13.8 SEVERABILITY. In the event that any provision of this Agreement shall be unenforceable or invalid under any applicable law or be so held by applicable court decision, such enforceability or invalidity shall not render this Agreement unenforceable or invalid as a whole, and, in such event, such provision shall be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decisions.

        13.9 RIGHTS AND REMEDIES CUMULATIVE. Except as expressly provided herein, the rights and remedies provided in this Agreement shall be cumulative and not exclusive of any other rights and remedies provided by law or otherwise.

        13.10 INDEPENDENT CONTRACTORS. Each Party shall act as an independent contractor under the terms of this Agreement. Neither Party is, nor shall it be deemed to be, an employee, agent, co-venturer or legal representative of the other for any purpose. Neither Party shall be entitled to enter into any contracts in the name of, or on behalf of the other, nor shall either Party be entitled to pledge the credit of the other in any way or hold itself out as having authority to do so.

        13.11 NO PUBLICITY. Neither Party shall disclose the terms or existence of this Agreement, except as required by regulatory entities such as the FDA and the Securities and Exchange Commission. If public disclosure of this Agreement is judged to be required or desired by either of the Parties (other than as required by regulatory entities), the Party wishing to make the public disclosure shall notify the other Party ("Notified Party") and request its approval. Within forty-eight (48) hours of such notification, the Parties shall discuss the potential disclosure in good faith, and the Notified Party shall not unreasonably withhold approval of such disclosure.

        13.12 CAPTIONS AND SECTION REFERENCES. The section headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such section or in any way affect such section.

        13.13 COUNTERPARTS. This Agreement may be executed in counterparts with the same force and effect as if each of the signatories had executed the same instrument.

        IN WITNESS WHEREOF, the Parties have each caused this Agreement to be signed and delivered by their duly authorized representatives as of the date first written above.

GENESIS MEDICAL                       INNERDYNE MEDICAL, INC.
TECHNOLOGIES, INC.



By:     /s/Paul W. Brown              By:    /s/ William G. Mavity
   ------------------------------        ------------------------------------

Title:  Chairman                                   Title: President and CEO

                                    EXHIBIT A


                        SPECIALIZED DEVICE SPECIFICATIONS

                                    EXHIBIT B


                               INSPECTION PROTOCOL


                                       2
<